UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                        ____________________

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                    Date of Report: June 30, 2010
                  (Date of earliest event reported)


                        AMERILITHIUM CORP.
       (Exact name of registrant as specified in its charter)

      Nevada                        333-155059               61-1604254
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

                            297 Kingsbury Grade
                        Lake Tahoe, Nevada 89449-4470
              (Address of principal executive offices (zip code)

                                 775-996-2210
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 30, 2010, the registrant entered into an engagement letter with GeoXplor Corp. to complete a controlled source audiomagnegtotellurics/Magnetotellurics (CSAM/MT) Survey and the collection of additional Gravity Survey Data on the registrant's
Paymaster property in Nevada.

Pursuant to the engagement letter, the registrant shall pay GeoXplor a total of $90,000 payable as follows:

50% upon signing
30% upon completion of field work
20% upon delivery of final reports.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10  GeoXplor Corp. engagement letter dated June 30, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 2, 2010

AMERILITHIUM CORP.

By:     /s/Matthew Worrall
        ------------------
Name:   Matthew Worrall
Title:  Chief Executive Officer